                                                                   EXHIBIT 10.48
                                     LEASE
                                     -----


     THIS LEASE AGREEMENT (hereinafter "Lease"), dated as of August 31, 1997, is made and entered into by and between The Andersons, Inc., an Ohio corporation whose principal place of business is P.O. Box 119,480 W. Dussel Drive, Maumee, Ohio 43537 (hereinafter called "LESSOR") and Windy Hill Pet Food Company, Inc., a Minnesota Corporation formerly known as Hubbard Milling Company, having its principal place of business at Two Maryland Farms, Suite 301, Brentwood, Tennessee 37027-2487 (hereinafter called "LESSEE").



                              W I T N E S S E T H



     WHEREAS, LESSOR is desirous of leasing certain real estate to LESSEE, and LESSEE is willing to lease said real estate from LESSOR upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of Premises to be demised, the rents to be paid and of the other covenants, conditions, warranties and agreements hereinafter set forth, it is hereby agreed as follows:



     1.  PREMISES DEMISED. LESSOR shall and by these presents does hereby lease,
         ----------------
demise, and rent unto LESSEE, and LESSEE by these presents does hereby take and hire from LESSOR certain real property and improvements shown in Exhibit A and equipment listed in Exhibit B being located as part of The Anderson' Illinois Avenue Complex, 425 Illinois Avenue, situated in the City of Maumee, County of Lucas, State of Ohio, together with all hereditaments, appurtenances and easements thereto (hereinafter called "Premises"), and together with nonexclusive easements for parking, vehicular and pedestrian traffic for the benefit of Premises.



     2.  COMMENCEMENT OF TERM AND RENTAL PAYMENTS. This Lease shall be for a
         ----------------------------------------
period of fifteen years commencing on September 1, 1997 and terminating on the anniversary date of the commencement date fifteen (15) years thereafter, unless sooner terminated or extended as hereinafter provided. LESSEE shall have the right to terminate the Lease without payment of any sums to LESSOR at any time during the lease term upon not less than one hundred eighty (180) days prior written notice to LESSOR.



     3.  USE. LESSEE shall operate on Premises a pet food processing and
         ---
packaging facility. Any changes in use shall require LESSOR's prior written consent with such consent not to be unreasonably withheld.



     4.  CONSTRUCTION OF IMPROVEMENTS. If LESSEE decides to make additional
         ----------------------------
improvements to Premises, LESSEE may make such improvements, at LESSEE's expense, in the area shown in green on Exhibit A. LESSEE shall submit to LESSOR, forty-five (45) days prior to commencing construction of said improvements, one
(1) set of plans and specifications of all LESSEE'S work to be done to construct said improvements, prepared in accordance with all applicable laws, codes and regulations. LESSOR shall notify LESSEE as to such parts of same as shall not meet LESSOR'S reasonable approval; provided, however, LESSOR'S notification hereunder must be within fifteen (15) business days of receipt or be deemed waived, thereby constituting approval. LESSOR'S approval shall be in addition to any approvals required by local, state or federal laws to commence such improvements.

          LESSOR shall cooperate with LESSEE at LESSOR's expense in the performing by LESSEE of any alteration by LESSEE hereunder. Upon the request of LESSEE, LESSOR shall join in any application for any permits, certificates, or approvals required to be obtained by LESSEE in connection therewith. Notwithstanding anything herein to the contrary, LESSEE shall not be required to furnish plans to LESSOR, or obtain LESSOR's prior consent, with respect to any interior alterations solely or to the extent involving painting, carpeting, decorating or wall covering or a cumulative estimated cost of less than one hundred thousand dollars ($100,000.00). LESSOR hereby agrees that it shall not require LESSEE to pay any sums to LESSOR or incur any charges imposed by LESSOR in connection with the granting of any consent by LESSOR in connection therewith.



          LESSEE agrees that it shall act such that its contractors shall be in harmony with local activities concerning the appropriate labor situation at or about Premises.



          When the construction of any additional improvements is completed by LESSEE, said improvements shall become part of the Premises subject to the terms of this Lease.



     5.  RENT. LESSEE shall pay to LESSOR at P.O. Box 119, Maumee, Ohio, 43537,
         ----
as rental for Premises, the annual rents shown below, payable in equal monthly installments in advance on or before the first day of each calendar month as provided herein for the term of this Lease, with adjustments for fractional months:

                                    Annual Rent      Mo.Installment
                                    -----------      --------------

          Lease Years 1 thru 15     $114,678.24      $ 9,556.52



          Any rental payment paid beyond fifteen (15) days in default shall have interest thereon at prime rate plus two percent (2%), not to exceed the highest non-usurious rate permitted by law. Prime rate shall be defined as the base rate on corporate loans at large money center commercial banks as listed under Money Rates in the Wall Street Journal.
             -------------------


     6.  BUSINESS OPERATION. LESSEE shall keep and maintain Premises in good
         ------------------
order and repair; keep all mechanical equipment free of vibrations and noise beyond what is occurring on the date hereof and in good working order and condition; not commit or permit waste or a nuisance upon Premises; not permit or cause odors to emanate or be dispelled from Premises beyond what is occurring on the date hereof; not permit loading or unloading or the parking or standing of vehicles outside Premises; not permit any noxious, toxic or corrosive fuel, gas, dust, or dirt on Premises beyond what is occurring on the date hereof; police its Premises and use the sewer system in a proper manner so as to reasonably avoid clogging.



     7.  TAXES. LESSEE shall pay promptly and before they become delinquent, all
         -----
taxes, assessments and other impositions, general and special, that become due at any time during the term of this Lease upon or against Premises, including the land and all buildings, furniture, fixtures, equipment and improvements now or hereafter thereon which may be lawfully assessed and payable either in the name of LESSOR or LESSEE, but excluding therefrom all inheritance, franchise, excise, profit, gross receipts, rental, capital gains, capital stock, sales, transfer, succession, unincorporated business, gains, estate, gift, and income taxes paid or payable by LESSOR. The tax obligation shall be prorated from date of commencement to date of termination. LESSEE shall receive copy of tax bill and calculation of amount payable at least fifteen (15) days prior to the date LESSOR expects payment.

          In the event future assessments are payable in installments, LESSEE shall have the right to pay same over the longest available installment period and LESSEE shall not be obligated to pay any such installments due and payable outside the term hereof or outside any extended terms if extended by LESSEE.



          (a) The real property taxes and assessments applicable to Premises shall be calculated as follows:



               (1) With respect to the land, LESSEE'S share shall be the applicable real estate taxes and assessments multiplied by a fraction, the numerator being the Lucas County assessed value of land comprising Premises and the denominator being the Lucas County assessed value of Parcel Number 36-02858 including Premises and,



               (2) With respect to buildings and improvements on Premises, LESSEE'S share shall be the applicable taxes and assessments of such buildings and improvements of Parcel Number 36-02858 multiplied by a fraction, the numerator of which shall be the Lucas County assessed value of LESSEE'S improvements to Premises and the denominator of which shall be the Lucas County assessed value of all improvements on Parcel Number 36-02858 including Premises.



          (b) The Ohio personal property taxes applicable to machinery, equipment, furniture and fixtures on Premises owned by LESSOR shall be allocated as follows: LESSEE's share shall be the applicable personal property taxes (as computed on the annual return filed by LESSOR) multiplied by a fraction, the numerator of which shall be the rounded number of whole months LESSEE has access to Premises under the terms of this Lease, beginning with the effective date of Lease, and the denominator being twelve(12). The annual personal property tax due on such assets owned by LESSEE and located on Premises shall be LESSEE's sole responsibility.



          LESSOR shall provide LESSEE with reasonable documentation with respect to the tax obligations hereunder. In the event that LESSOR pays any taxes on behalf of LESSEE, LESSEE shall reimburse LESSOR for such payments pursuant to the terms of any invoice sent to LESSOR to LESSEE. LESSOR shall refund any over payment.



          LESSEE shall have the right at its own cost and expense to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement or of otherwise contesting the validity or amount of taxes assessed to or levied upon Premises and, if required by law, LESSEE may take such action in the name of LESSOR who shall cooperate with LESSEE to such extent as LESSEE may reasonably require to the end that such proceedings may be brought to a successful conclusion; provided, however, that LESSEE shall fully indemnify and hold LESSOR harmless from all loss, cost, damage and expense incurred.



          LESSOR hereby agrees that LESSOR shall, at its sole cost and expense, use its best efforts to cause the subdivision of Premises in order to obtain a separate tax parcel from the remainder of LESSOR's property to be completed promptly and in accordance with all applicable legal requirements. LESSOR shall promptly commence such subdivision application and shall keep LESSEE prised of the status thereof on regular basis.

          Upon the subdivision of the Premises from the remainder of LESSOR's property, subparagraph a(1) above shall no longer be of any force or effect and LESSEE shall from and after such date pay all taxes and assessments payable with respect to the land comprising the Premises and LESSOR shall pay all taxes and assessments payable with respect to its real property.



     8.  UTILITY CHARGES. LESSEE shall pay promptly as and when the same becomes
         ---------------
due and payable all rents, rates and charges for water, sewer, electricity, gas, fuel, heat and power and other utilities supplied to Premises or used by LESSEE in connection therewith using the same method for calculating as LESSOR used prior to termination of the joint venture. Where any utilities are not separately metered to the Premises, LESSOR shall bill LESSEE on a monthly basis for all utilities utilized by LESSEE on the Premises. LESSEE shall pay LESSOR for such utilities in accordance with the terms of such invoices.

          In the event a utility easement is necessary to provide utility service necessary for LESSEE'S use, LESSOR agrees to execute any reasonable utility easement grant reasonably acceptable to LESSEE and LESSOR shall minimize any service disruption caused thereby. LESSOR shall have no responsibility or bear any cost with respect to such installation or the maintenance or repair of any utility lines. Utility charges shall be calculated using methodology previously used during joint venture.

          LESSOR may suspend, delay or stop any utility services to be furnished or provided by it under the provisions of this Article whenever necessary by reason of fire, storm, explosion, strike, lockout, labor dispute, casualty or accident, lack or failure of sources of supply of labor, fuel supply, acts of God or the public enemy, riots, interferences by civil or military authorities in compliance with the laws of the United States of America or with any governmental laws, orders, rules and regulations, or by reason of any other cause beyond LESSOR'S control, or for emergency or for inspection, cleaning, repairs, replacements, alterations, or renewals that LESSOR is required by law or by the terms hereof to perform. LESSOR shall use reasonable efforts to insure that any such stoppage or interruption shall be made at such times and in such manner as shall not unreasonably interfere with LESSEE's use of Premises. LESSOR agrees to endeavor to minimize the occurrence and severity of such disruptions, to diligently prosecute the cure thereof, and to inform LESSEE in writing of the progress of such repairs on a regular basis.

          Notwithstanding anything herein to the contrary, if any interruption in service related to LESSOR's actions continues for five (5) consecutive business days following delivery of notice thereof from LESSEE to LESSOR, and if such interruption causes all or part of Premises to be untenantable for the conduct of LESSEE's business, then for each day from the first day of such interruption until such portion of Premises is no longer untenantable, the rent with respect to the portion(s) of Premises so rendered untenantable shall be abated by one (1) day. If any such interruption in service continues for a period in excess of sixty (60) days, LESSEE may cancel this Lease by delivering notice to LESSOR.


     9.  MECHANIC'S LIENS. LESSOR and LESSEE covenant each with the other that
         ----------------
each party ordering labor or materials for use on or about Premises or LESSOR's Illinois Avenue Complex shall defend and hold the other harmless against any loss, cost, damage or expense including reasonable attorney's fees due to any lien filed against Premises or LESSOR'S Illinois Avenue Complex, as the case may be, on account of non-payment or dispute with respect to labor or materials furnished in connection with construction referred to herein or any other construction on Premises or Illinois Avenue Complex and such party shall cause no judgment to lie against Premises or Illinois Complex. The party against whom such lien is filed shall notify the other within fifteen (15) days of its notice of filing and said lien shall be removed within sixty (60) days thereafter or protected by bond or surety, should such party so affected desire to contest such lien.

     10.  INDEMNITY.
          ---------


          (a) LESSEE shall protect, defend, indemnify, save and hold harmless LESSOR, its officers, directors, shareholders, agents, servants, employees, employees of agents, successors and assigns, against and from any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by, or in favor of, anyone whomsoever, and against and from any and all reasonable costs, damages and expenses, including reasonable attorney's fees, resulting from, or in connection with:



               (1) Loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, or from, or on account of, any accident or other occurrence in, upon, at or from Premises after date hereof, or occasioned in whole or in part through the use and occupancy of Premises or any improvements therein or appurtenances thereto after date hereof, or by any act or omission of LESSEE or any subtenant, concessionaire or licensee of LESSEE, or their respective employees, agents or contractors in, upon, at or from Premises or its appurtenances unless due to the sole negligence or willful acts of LESSOR, its agents, employees or contractors.



               (2) Any environmental liability resulting from (i) any Release (as hereafter defined), in any way arising out of action of LESSEE, its agents, servants, officers, directors or partners, of any Contaminant at Premises or emanating from Premises to adjacent properties or the surrounding environment during the term of this Lease; (ii) during the term of this Lease, any generation, transport, storage, disposal, treatment or other handling of any Contaminant at Premises, in any way arising out of actions of LESSEE, its agents, servants, officers, directors or partners, including, but not limited to, any and all off-site transport, storage, disposal, treatment or other handling of any Contaminant generated, produced, used and/or originating in whole or in part from Premises; and (iii) any activities, in any way arising out of actions of LESSEE, its agents, servants, officers, directors or partners, at Premises during the term of this Lease that in any way might be alleged to fail to comply with any Requirements of Law.



          (b) LESSOR shall indemnify and hold harmless LESSEE, its officers, directors, shareholders, agents, servants, employees, employees of agents, successors and assigns from and against all claims, demands, damages, costs and expenses, including attorneys' fees, (including, but not limited to, attorneys' fees to enforce LESSOR's obligation of indemnification under this paragraph) arising from or relating to any environmental liability resulting from (1) any Release (as hereinafter defined), in any way arising out of actions of LESSOR, its agents, servants, officers, directors or partners, of any Contaminant at Premises or emanating from Premises to adjacent properties or the surrounding environment prior to June 1, 1984 or subsequent to Term of this Lease; (2) prior to June 1, 1984 or subsequent to the Term of this Lease, any generation, transport, storage, disposal, treatment or other handling of any Contaminant at Premises, in any way arising out of actions of LESSOR, its agents, servants, officers, directors or partners, including, but not limited to, any and all off-site transport, storage, disposal, treatment or other handling of any Contaminant generated, produced, used and/or originating in whole or in part from Premises; and (3) any activities, in any way arising out of actions of LESSOR, its agents, servants, officers, directors or partners, at Premises that in any way might be alleged to fail to comply with any Requirements of Law prior to June 1, 1984 or subsequent to term of this Lease.

          (c) Each party shall indemnify and hold harmless the other party, its officers, directors, shareholders, agents, servants, employees of agents, successors and assigns from and against, to the extent of fifty percent (50%) of; all claims, demands, damages, costs and expenses, including attorneys' fees, (including, but not limited to, attorneys' fees to enforce that party's obligation of indemnification under this paragraph) arising from or relating to any environmental liability resulting from (1) any Release (as hereinafter defined), in any way arising out of actions of either party, its agents, servants, officers, directors or partners, of any Contaminant at Premises or emanating from Premises to adjacent properties or the surrounding environment from June 1, 1984 through August 31, 1997; (2) from June 1, 1984 to August 31, 1997, any generation, transport, storage, disposal, treatment or other handling of any Contaminant at Premises, in any way arising out of actions of either party, its agents, servants, officers, directors or partners, including, but not limited to, any and all off-site transport, storage, disposal, treatment or other handling of any Contaminant generated, produced, used and/or originating in whole or in part from Premises; and (3) from June 1, 1984 through August 31, 1997, any activities, in any way arising out of actions of either party, its agents, servants, officers, directors or partners, at Premises that in any way might be alleged to fail to comply with any Requirements of Law.



          (d) Notwithstanding anything herein to the contrary, LESSOR shall protect, indemnify, defend, save and hold harmless LESSEE, its officers, shareholders, agents, servants, employees, employees of agents, successors and assigns from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind and nature by, or in favor of; anyone whomsoever, and against and from any and all costs, damages, and expenses, including, without limitation, attorneys' fees and disbursements, resulting from or in connection with any liability resulting from any leaching or migration of any Contaminant of any kind on, beneath, above or into Premises emanating from adjacent properties or the surrounding environment, including, without limitation, LESSOR's property.



          (e) LESSEE, and all those claiming by, through and under LESSEE, shall store their property in and shall occupy and use Premises and any improvements therein and appurtenances thereto, solely at their own risk, and LESSEE, and all those claiming by, through or under LESSEE, hereby release LESSOR, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption, arising, directly or indirectly, out of, or from, or on account of, such occupancy and use, or resulting from any future condition or state of repair thereof unless due to the sole negligence or willful acts of LESSOR, its agents, employees or contractors.



          (f) LESSOR shall not be responsible or liable at any time to LESSEE, or to those claiming by, through or under LESSEE, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by any failure by any tenants or occupants of LESSOR's premises to comply with any of the terms of their leases or agreements or that may be occasioned by or through the acts, omissions or negligence of any other persons, or any other tenants or occupants of any of LESSOR'S property.



          (g) LESSOR shall not be responsible or liable at any time for any defects, latent or otherwise, in any buildings or improvements on Premises or any of the equipment, machinery, utilities, appliances or apparatus therein listed in Exhibits A or B or utilized on Premises by LESSEE, nor shall LESSOR be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of LESSEE, or those claiming by, through or under LESSEE, caused by, or resulting from, the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of Premises or caused by, or resulting from, acts of God or the element, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or improvements in Premises or any of the equipment, fixtures, machinery, appliances or apparatus therein unless due to the sole negligence or willful acts of LESSOR, its agents, employees or contractors.



          (h) To the extent LESSEE has actual knowledge, LESSEE shall give prompt notice to LESSOR in case of fire or other casualty or accidents to Premises, or of any defects therein or in any of its fixtures, machinery or equipment.



          (i) For the purposes of paragraphs 10(a)(2), 10(b), 10(c) and 10(d), the following definitions shall apply: (i) "Contaminant" shall mean any substance or waste containing hazardous substances, pollutants, and contaminants as those terms are defined in the federal Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C., Section 9601, et seq. and any substance similarly defined or identified in any other federal, provincial or state laws, rules or regulations governing the manufacture, import, use, handling, storage, processing, release or disposal of substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or to the environment. This definition includes friable asbestos, petroleum or petroleum-based products and polychlorinated biphenyls; (ii) "Requirements of Law" shall mean any federal, state or local law, rule, regulation, permit, agreement, order or other binding determination of any governmental authority relating to the environment, health, or safety; and (iii) "Release" shall have the same meaning as in the federal Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C., Section 9601, et seq.



          (j) The provisions of this Article 10 shall apply and become effective from and after the date LESSOR shall deliver possession of Premises to LESSEE in accordance with the terms of this Lease and shall survive the expiration or earlier termination of this Lease. Such indemnities by LESSOR and LESSEE are conditioned upon the following: in the event of any claim which may give rise to liability under the foregoing indemnities, the indemnified party shall (i) give the indemnifying party prompt notice of such claim; (ii) cooperate with the indemnifying party in the defense of such claim; (iii) not settle such claim without the indemnifying party's prior written consent, which consent will not be unreasonable withheld or delayed; and (iv) permit the indemnifying party to defend any such claim with counsel selected by the indemnifying party, subject to the indemnified party's reasonable approval.



          (k) In case of any action or proceeding brought against the indemnified party, the indemnified party covenants to defend such action or proceeding by counsel reasonably satisfactory to the indemnified party. Both parties agree immediately to notify the other of any legal action(s) brought relevant to this Lease or Premises hereby leased.



          Notwithstanding anything herein to the contrary, neither party shall have any liability for any consequential damages suffered by the other party or any party claiming through the other party.



     11.  INSURANCE. LESSEE shall maintain all risk property insurance covering
          ---------
all structures, improvements, fixtures and equipment, furnishings, stock and supplies, and physical property now or in the future located on or constituting a part of Premises leased to LESSEE, and which is owned, leased, or under the care, custody or control of LESSEE. Said insurance shall list LESSOR as a loss payee as its interests may appear. In the event of a loss, each party shall receive its applicable portion of the insurance proceeds for the property owned by LESSOR and LESSEE. Said insurance shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice of such cancellation or change to LESSOR; and if LESSEE fails to comply with such requirement, LESSOR may obtain such insurance with prior notice to LESSEE and keep the same in effect and LESSEE shall pay LESSOR the premium cost thereof twenty (20) days after demand with interest at the rate of twelve percent (12%) per annum. LESSEE shall have the right to use "blanket" insurance coverage.

          LESSEE shall maintain Comprehensive or Commercial General Liability Insurance covering LESSEE'S operations throughout the effective period of this Lease; such policy or policies shall name LESSOR as an additional insured, shall include premises, operations and products and completed operations coverage and shall contain a contractual liability endorsement covering the indemnification obligation assumed by LESSEE pursuant to the Section of this Lease entitled "INDEMNITY" and an endorsement providing personal injury liability coverage. For Comprehensive General Liability Insurance, the limits of such insurance for injury to or death of any one person shall be not less than $1,000,000; the limits for injury or death of more than one person in any one accident shall be not less than $3,000,000; and the limits for damage to property shall be in an amount not less than $1,000,000. For commercial General Liability Insurance, the limits shall be:


                            $3,000,000  General Aggregate
                            $1,000,000  Per Occurrence
                            $3,000,000 Products/Completed Operations Aggregate $1,000,000 Products/Completed Operations Occurrence



or in the absence of aggregate limits as noted, excess liability providing limits of $2,000,000 per occurrence for premises, operations, products and completed operations exposures and containing a follow form or contractual liability endorsement. Said insurance shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice of such cancellation or change to LESSOR; and if LESSEE fails to comply with such requirement, LESSOR may obtain such insurance with prior notice to LESSEE and keep the same in effect and LESSEE shall pay LESSOR the premium cost thereof twenty (20) days after demand with interest at the rate of twelve percent (12%) per annum.



          LESSEE shall provide LESSOR with proof of the foregoing property and liability insurance by mailing certificates of insurance to LESSOR, c/o Law Department, P.O. Box 119, Maumee, Ohio, 43537. For the term of this Lease, such certificates shall be renewed annually on the policies' anniversary dates.



          LESSEE and LESSOR shall secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering Premises and the personal property, fixtures and equipment located therein or thereon (in the case of LESSEE), and LESSOR's real property, or the personal property, fixtures and equipment located therein or thereon (in the case of LESSOR) pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of LESSEE, shall also extend to all other persons and entities occupying or using Premises in accordance with the terms of this Lease.



          LESSEE and LESSOR (for itself and on behalf of anyone claiming through or under it by way of subrogation or otherwise) hereby waives any rights it may have against the other party and such party's servants, agents and employees, on account of any loss or damage occasioned to such party, its property, Premises or its contents, or LESSOR's real property or its contents.



     12.  REPAIRS. LESSEE shall, at all times, and at its own cost and expense,
          -------
put, keep, replace and maintain in thorough repair and good, safe, and substantial order and condition all real estate, buildings, improvements and equipment listed in Exhibit A and any buildings, improvements and equipment erected on the area marked in green on Exhibit A, in a reasonably diligent manner to maintain a first-class, high quality facility or forming a part thereof (including any equipment which is an integral part of the building structure), structural and non-structural, extraordinary and ordinary, and LESSEE shall likewise at all times and at its own costs and expense, put, keep, replace and maintain all personal property and equipment attached to or used in connection with Premises in operating condition. Lessee shall have no obligation for repairs caused by Lessor's own negligence or willful misconduct during the term of this Lease.



          In the event any improvement or equipment listed in Exhibit A becomes no longer serviceable or repairable as a result of normal wear and tear or obsolescence, in the commercially reasonable judgment of LESSEE and LESSOR, said item shall be returned to LESSOR for disposition free of this Lease. No adjustment in rent shall be made for any such items returned to LESSOR. LESSOR shall have sixty (60) days to remove such items returned to LESSOR from Premises. In the event such item is not removed within this time frame, LESSEE shall have the right, at its sole option, to dispose of this improvement or equipment and deduct and retain all costs associated with such disposition of improvements or equipment from any proceeds of the disposition with any excess to be paid over to LESSOR. LESSEE, at its sole discretion, may replace the improvement or machinery or substitute other improvements or machinery at its cost; however, such replacement and substitute assets shall be and remain the sole property of LESSEE, free and clear of any mortgages, liens, security interests, claims or other encumbrances of LESSOR and shall not be subject to the terms of this Lease.



     13.  ALTERATIONS. LESSEE may make alterations, additions and improvements
          -----------
to Premises from time to time necessary or in the opinion of LESSEE, advisable. Any structural alterations and improvements shall require LESSOR'S prior approval of LESSEE'S plan and specification not to be unreasonably withheld or delayed and shall be subject to the provisions of Article 4.



          All trade fixtures, signs, equipment, furniture or personal property of whatever kind and nature kept or installed on the Premises by LESSEE shall not become the property of LESSOR or a part of the realty no matter how affixed to the Premises and may be removed by LESSEE at any time, except as provided in
Article 20.



     14.  DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS. If Premises shall be
          ----------------------------------------
rendered in LESSOR'S reasonable judgment untenantable by fire or other casualty during the term of this Lease or during any extension of the term, to the extent of fifty (50%) percent or more of the insurable value of the improvements on Premises, LESSOR, as evidenced by notice in writing given to LESSEE within thirty (30) days after the occurrence of either of such damage or destruction, may elect to terminate this Lease as of the date of the damage. In the event LESSOR elects to terminate, LESSEE, at LESSOR'S option, shall remove equipment, and improvements installed by it from Premises, LESSEE shall have no other restoration obligation and the rent shall be apportioned as of the date of the casualty. If LESSOR elects not to terminate, or damage is less than fifty percent (50%), rent will abate while the improvements are being restored by LESSOR and LESSEE with LESSOR being responsible for restoring the building and improvements and equipment owned by it and LESSEE being responsible for restoring improvements and equipment owned by it; provided, however, that LESSOR shall be under an affirmative obligation to restore Premises commencing within sixty (60) days after such casualty, provided all necessary permits are obtained, but in no event completed later than six (6) months thereafter. Upon commencement of production of pet food, rental payments will recommence. In any event, LESSOR shall be entitled to all proceeds of insurance (except for proceeds payable with respect to improvements and equipment owned by LESSEE) and right of recovery against insurers on policies covering such damage or destruction. Prior to the substantial completion of LESSOR's repair obligations set forth herein, LESSOR shall provide LESSEE and LESSEE's contractors and agents access to Premises to perform work in order to ready Premises for the conduct of LESSEE's business, provided that such parties do not materially interfere with the repairs remaining to be made by LESSOR pursuant to the terms hereof.

          The term untenantable shall mean that LESSEE is unable to use Premises or such portion thereof for the conduct of its business in the normal course, including, without limitation, that LESSEE is unable to access Premises or services are not being delivered thereto.



     15.  COMPLIANCE WITH LAWS. LESSEE shall use and occupy Premises so as to
          --------------------
comply with all applicable laws and regulations of governmental bodies having jurisdiction. LESSEE may contest, by appropriate proceedings, the validity or applicability to Premises of any legal requirement; and LESSOR shall cooperate with LESSEE in such proceedings at LESSEE's reasonable cost.



          LESSOR hereby represents that as of the date hereof; Premises complies with all applicable laws. LESSOR hereby agrees to promptly cure any condition that would make the representation in the previous sentence untrue.



     16.  ASSIGNMENT AND SUBLEASING. LESSEE agrees not to assign or transfer
          -------------------------
this Lease or hypothecate Premises or any part thereof without the written consent of LESSOR, such consent not to be unreasonably withheld or delayed. Any assignment, transfer, hypothecation of this Lease without LESSOR'S consent shall entitle LESSOR to re-enter and repossess Premises. In the event of any assignment, sublease, transfer, hypothecation or assignment with LESSOR'S consent, LESSEE shall still remain primarily liable for the obligations created hereby, and all obligations of this Lease shall remain in full force and effect as to LESSEE.



          No merger, consolidation or other form of reorganization of LESSEE shall affect LESSEE's obligations under this Lease unless consent is given by LESSOR in writing.



          Any assignment or subleasing by LESSEE shall require LESSOR'S prior written consent not to be unreasonably withheld or delayed, provided that no part of Premises shall be sublet or assigned for use for a purpose which is unlawful, dangerous, noxious or offensive. No assignment or subleasing by LESSEE shall affect or diminish the obligation of LESSEE to perform all of the covenants required to be performed by LESSEE under the terms of this Lease.



          LESSOR shall have the right to assign this Lease, provided such assignee shall agree to assume all of LESSOR'S covenants and obligations hereunder. Upon such assignment and assumption, LESSOR shall be fully released from all obligations under this Lease.



          If LESSOR fails to grant, or deny consent to a proposed assignment or subletting within thirty (30) days following LESSEE's request therefor, such consent shall be deemed to be granted.



          Notwithstanding anything in this Lease to the contrary, LESSEE may at any time without the consent of LESSOR, assign, sublet or otherwise transfer this Lease or any portion thereof to (i) any entity into which LESSEE is merged or with which LESSEE is consolidated; (ii) any entity which shall control, be under the control of; or be under control with LESSEE (any such entity shall be referred to herein as a Related Entity"), with the term "control" meaning ownership of more than fifty percent (50%) of the outstanding voting stock of a corporation or other majority equity and controlling interest if not a corporation; or (iii) any purchaser of all or substantially all of LESSEE's or any Related Entity's assets (or any purchaser of all or substantially all of LESSEE's business at Premises), whether by asset or stock sale.



          Notwithstanding anything in this Lease to the contrary, a subtenant or assignee of whatever tier may further sublet Premises or any portion thereof or assign its interest in this Lease (or a sublease hereunder) upon the same terms and conditions as apply to LESSEE.

     17.  MORTGAGING OF LEASEHOLD ESTATE.
          ------------------------------


          (a) LESSEE shall have the right to mortgage or pledge this Lease provided that such mortgage or pledge is subordinate to any fee mortgage now or hereafter placed upon LESSOR's fee interest in Premises. If LESSEE shall desire to mortgage such leasehold interest, LESSOR shall agree to such reasonable modifications of this Lease as are customary in connection with the mortgaging of leasehold estates which does not affect the terms or materially affect the benefits of this Lease. Any such leasehold mortgage shall be subordinate to any fee mortgage.



          (b) No union of the interests of LESSOR and LESSEE herein shall result in a merger of this Lease in the fee interest.



     18.  DEFAULT.
          -------


          (a) The following events shall be deemed to be events of default by LESSEE under this Lease:



               (1) LESSEE fails to pay any installment of rent or other obligation hereunder involving the payment of money and the failure continues for ten (10) days after LESSOR's mailing of notice in accordance with the terms hereof that the same is past due.



               (2) LESSEE fails to comply with any term, provision or covenant of this Lease other than as described in subsection (a) above, and does not cure the failure within fifteen (15) days of written notice thereof to LESSEE except as provided below.



               (3) LESSEE or any guarantor of the obligations under this Lease becomes insolvent, makes a transfer in fraud of its creditors, or makes an assignment for the benefit of creditors.



               (4) LESSEE or any guarantor of its obligations under this Lease files a petition for bankruptcy under any federal or state law or statute or LESSEE or any guarantor of its obligations under this Lease is adjudged bankrupt or insolvent in proceedings filed against LESSEE or any guarantor of its obligations under this Lease and is not stayed or dismissed within thirty (30) days.



               (5) A Receiver or Trustee is appointed for Premises or for all or substantially all of the assets of LESSEE or any guarantor of its obligations under this Lease and is not stayed or dismissed within thirty (30) days.



          (b) If any of the above events of default occur and are continuing, LESSOR may pursue the following alternative remedies:



               (1) This Lease and the term hereof shall, upon a date specified by LESSOR to LESSEE in a notice, wholly cease and terminate with the same force and effect as if the date so specified were the date set forth above as the date of the expiration of the original term of this Lease. At that or any later time, LESSOR may re-enter Premises by reasonable force or otherwise as permitted by law, and have the same possession as of its former estate, and may recover possession thereof in the manner prescribed by the statute governing summary proceedings, or similar statutes (but LESSEE shall remain liable to LESSOR as provided below). LESSOR may recover such possession without having to make any demand for the rent, any re-entry for condition broken, or any notice to quit possession or other notice prescribed by statute, and LESSEE expressly waives all rights to any such demand, re-entry or notice to quit possession or other statutory notices or prerequisites. LESSOR must use reasonable efforts to mitigate damages.



               (2) LESSEE's failure to observe any term, covenant, or condition of the Lease other than the payment of rent shall not be deemed a default within the meaning of Article 18, so long as LESSEE, after receiving any notice as specified herein, proceeds to cure the default as soon as reasonably possible and continues to take all steps reasonably necessary to complete the curing of such default within a reasonable period of time under all prevailing circumstances. No default shall be deemed to continue if and so long as LESSEE proceeds to cure it in good faith or is delayed in or prevented from curing it by facts or circumstances beyond LESSEE's control.



               (3) In case of such re-entry, termination of Lease and/or dispossession by summary proceedings or otherwise the rent shall be paid up to the time of re-entry, dispossession, and/or termination of Lease, together with all reasonable expenses LESSOR may incur for legal expenses, attorneys' fees, brokerage, and putting the Premises in such condition as LESSEE under the provisions hereof is required to maintain, or for preparing the same for re-rental in all circumstances up to a maximum liability of six (6) months rent hereunder.



               (4) Mention in this Lease of any particular remedy shall not preclude LESSOR from any other remedy, in law or in equity. LESSEE hereby expressly waives all rights of redemption granted by or under any present or future law if it is lawfully evicted or dispossessed for any cause provided herein or if LESSOR lawfully obtains possession of Premises as provided herein, by reason of LESSEE's violation of any covenant or condition of this Lease.



               (5) If LESSOR defaults in the performance of any of its obligations hereunder, LESSEE hereby expressly reserves all of its rights, powers, privileges and remedies that LESSEE may have at law or in equity with respect to any damages suffered or incurred by LESSEE in connection therewith or as a result thereof.



      19.  OPTION TO EXTEND.
           ----------------


          (a) LESSOR does hereby grant to LESSEE the right, privilege and option to extend this Lease for one (1) additional term of five (5) years upon the same terms and conditions as herein contained, except rent.



          Such option to extend may be exercised by LESSEE giving at least one hundred eighty (180) days notice prior to completion of the term to LESSOR as herein provided; provided, however, LESSEE is not in monetary or material non-monetary default beyond applicable notice or cure periods at the time of such exercise.

          (b) In the event LESSEE exercises its option to extend the term of this Lease, the rent which LESSEE shall pay during the extended term shall be $126,146.06 per annum.



          (c) The fixed rent, shall be due and payable to LESSOR in equal monthly installments commencing with the first month of the extended term of this Lease.



      20.  END OF TERM. Upon completion of the term or any extended term, LESSEE
           -----------
shall peacefully and quietly surrender possession of Premises in its current condition, normal wear and tear and damage by casualty excepted, to LESSOR. LESSEE shall remove from the Premises on or prior to the expiration or earlier termination all of its personal property situated thereon and shall repair any damage caused by the removal. Property not so removed shall become the property of LESSOR and LESSOR shall have no other restoration obligation or liability.



          In the event that LESSEE has made any improvements in the area shown in green in Exhibit A, at the end of the Lease term, or the renewal term, LESSOR shall pay LESSEE the net book value of these improvements at the end of the applicable term utilizing a thirty (30) year straight line depreciation schedule or Two Hundred Thousand Dollars ($200,000.00) whichever is lower. If the Lease is terminated for any reason prior to the end of the Lease term, (except for default by LESSOR), including a default by LESSEE, LESSEE shall have no right to such payment.



      21.  FINANCIAL VIABILITY. While this Lease is in effect, LESSEE shall
           -------------------
provide LESSOR, on an annual basis, with copies of its financial statement, certified by an independent auditor within ninety (90) days of its year end. Each statement shall indicate that LESSEE is a going concern and not in default on any of its material obligations, including but not limited to, loans, leases, trade payables, pension deposits and tax payments.



      22.  CONDEMNATION. In the event that part of Premises shall be taken or
           ------------
condemned pursuant to applicable law such that:



          (a) The part so taken includes the building (or any part thereof) located on Premises, or



          (b) The part so taken eliminates or significantly affects access to any public street or highway, or



          (c) A part is taken and remainder is insufficient for conduct of LESSEE's business, or



          (d)  The total Premises is taken,



then and in any of those events, LESSEE shall have the option to terminate this Lease by written notice to LESSOR as herein provided within thirty (30) days from the date of the physical taking. If this Lease is terminated, rent shall be apportioned as of the date of the taking.



          In the event of a taking where LESSEE elects not to terminate or where LESSEE has no right of termination, the rent shall be thereafter reduced based upon the percentage of impact on LESSEE'S business operation reasonably attributable to such taking as established by LESSEE'S books and records kept on consistent and good accounting standards, provided LESSEE has not been reasonably compensated for such loss by its good faith effort to obtain same in condemnation proceedings as of the date of such taking. To the extent practicable, LESSOR shall restore improvements paid for by LESSOR and LESSEE shall restore improvements paid for by LESSEE.



          In any event, both parties shall have the right to pursue a condemnation award, and shall cooperate with each other to do so, with LESSEE being entitled to any award for value of lease, lost business, moving and relocation expenses and the taking of the improvements on Premises paid for by LESSEE and LESSOR being entitled to all other amounts awarded, including, but not limited to, all amounts awarded for land value and improvements paid for by LESSOR.



      23.  QUIET ENJOYMENT. LESSOR covenants that LESSOR has full right and
           ---------------
lawful authority to enter into this Lease for the full term hereof; and that LESSOR is lawfully seized of the entire Premises hereby demised and that at all times when this Lease is in effect, LESSEE shall lawfully, quietly and peacefully enjoy Premises and shall not be disturbed or hindered.



          LESSOR does hereby indemnify and save and hold LESSEE harmless from any and all loss, cost, damage or expense, including but not limited to, reasonable attorneys fees arising from such action impacting its interest in Premises hereunder.



      24.  HOLDING OVER. In the event LESSEE continues to occupy Premises after
           ------------
the last day of the term herein created, or after the last day of any extension of said term, and LESSOR elects to accept rent thereafter, a tenancy from month to month upon same terms and conditions with respect only to the portion so occupied shall be created and not for any longer period.



      25.  SERVICE OF NOTICE. All notices as provided herein shall be served by
           -----------------
registered or certified United States mail, return receipt requested, postage prepaid, to the following address:



          LESSOR:  The Andersons, Inc.
                    c/o Legal Department
                    P.O. Box 119
                    480 W. Dussel Drive
                    Maumee, OH 43537



          LESSEE:  Windy Hill Pet Food Company, Inc.
                   Two Maryland Farms
                   Suite 301
                   Brentwood, TN 37027-2487



          Notices may also be delivered (i) by Federal Express, Express Mail or other reputable overnight courier, for delivery on the next business morning, or
(ii) by hand (with receipt acknowledged). Copies of all notices delivered to LESSEE shall be delivered in the identical manner to Richards & O'Neil, L.L.P., 885 Third Avenue, New York, New York 10022, Attention: Ann F. Chamberlain, Esq. All notices properly addressed shall be deemed served (i) on the next business day after the date of dispatch, if delivered by Federal Express, Express Mail or other reputable overnight courier, (ii) five (5) business days after being mailed in the above manner, and (iii) on the date delivered, if delivered by hand, except that notice of change of address shall not be deemed served until received by the addressee. Notices delivered by the attorneys for the parties shall be deemed sufficient if sent in the manner provided herein.



          Any change with respect to this service of Notice shall similarly be by registered or certified United States mail, Return Receipt Requested or in the other methods provided for herein.

      26.  APPLICATION. This Lease shall inure to the benefit of and is binding
           -----------
on the successors and assigns of LESSOR and LESSEE.



          In the event a conflict between the printed body of this Lease and the typewritten modifications or addendums, the typewritten modifications or addendums shall control.



      27.  EFFECTIVE DATE. This Lease shall become effective when signed by all
           --------------
parties hereto upon the date of the last party signing or initialing hereunder.



      28.  OFFER. The offer extended by one party's signing this Agreement shall
           -----
expire after thirty (30) days unless accepted, rejected or revoked prior to such expiration.



      29.  SUBORDINATION. This Lease is subject and subordinate to all mortgages
           -------------
placed by LESSOR which may now or hereafter affect the real property of which Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, LESSEE shall execute promptly any certificate that LESSOR may reasonably request. Simultaneous with the delivery by LESSEE of any agreement in furtherance of a request of subordination, there shall be delivered to LESSEE an agreement in writing reasonably satisfactory to LESSEE in due form for recording, executed by the owner of the mortgage that this Lease is to be subordinated to, which agreement shall provide, in effect, that in any action brought by the holder of said mortgage to foreclose the same, LESSEE will not be made a party defendant therein and this Lease will not be terminated as a result of such foreclosure action, and mortgagee shall recognize LESSEE as tenant upon all terms and conditions hereof provided that at such time herein LESSEE shall not be in default beyond applicable notice and cure periods with respect to the performance by it of the terms, covenants and conditions contained in this Lease on LESSEE'S part to be kept and performed. Should LESSOR fail to make the payments of interest or amortization that should become due upon any mortgage that this Lease shall be subordinated to, LESSEE may make such payments and the amount so paid by LESSEE, together with interest thereon, may be deducted from the rent next becoming due hereunder. LESSOR hereby reserves the right to assign the rental payments hereunder as collateral security to the mortgage holder of the mortgage.



          LESSOR represents that as of the date hereof (i) LESSOR owns Premises in fee simple and (ii) no superior leases or mortgages currently affect Premises.



      30.  ACCESS TO PREMISES. LESSOR shall have the right to inspect Premises
           ------------------
and gain access with respect thereto during all reasonable business hours of LESSEE. Except in an emergency and/or to save life or property (in which case LESSOR shall give LESSEE prompt notice thereafter), LESSOR agrees to provide at least twenty-four (24) hours' notice to LESSEE of such access or inspection. The provisions of Article 10 herein shall be applicable to this Article 30. LESSOR, its contractors, employees or agents, shall have a right of access in accordance with the terms of this Article 30 to certain storage bins on the attached Exhibit C and to perform its work in a certain Service Agreement of even date.



      31.  ENTIRE AGREEMENT. This Lease is the entire agreement between the
           ----------------
parties and no modification thereof shall be made except in writing, signed by the parties.



      32.  SEVERABILITY. If any clause, sentence, paragraph or part of this
           ------------
Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this Lease, but shall be confined in its operation to the clause, sentence, paragraph or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects this Lease shall continue in full force and effect. This Lease shall be governed by the laws of the state of Ohio.



      33.  RECORDING. LESSEE shall not cause this Lease to be recorded without
           ---------
first obtaining the consent of LESSOR, except that a short form Memorandum of Lease giving date of the commencement of the Lease, a description of Premises leased, and a designation as to the form of this Lease shall be entered into by and between the parties and placed of record provided that such short form Memorandum shall not include any of the provisions of this Lease with respect to the rentals herein provided.



      34.  MISCELLANEOUS.
           -------------


          (a) If there is any payment required to be made by LESSEE under this Lease for which no time period is stated within which the payment must be made, such payment shall be due within fifteen (15) days after demand by LESSOR.



          (b) It is the intention of LESSOR and LESSEE to create the relationship of landlord and tenant, and no other relationship whatsoever, and nothing herein shall be construed to make LESSOR and LESSEE partners or joint venturers, or to render either party hereto liable for any of the debts or obligations of the other party.



          (c) Each party hereto shall at any time and from time to time as requested by the other party, upon not less than ten (10) days' prior written notice, execute, acknowledge, and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the rent and other charges, if any, have been paid, and stating whether or not, to the best knowledge of the signer (but without having made any investigation), the other party is in default beyond any applicable grace periods provided herein in performance of any of its obligations under this Lease, and if so, specifying each such default of which the signer may have knowledge (but without having made any investigation), it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.



          (d) Notwithstanding anything herein to the contrary, if due to LESSOR's failure to perform any of its obligations under this Lease, LESSEE shall be unable for at least five (5) consecutive business days to operate its business in all or any portion of Premises, the rent with respect to that portion of Premises so rendered unusable for the conduct of LESSEE's business shall be reduced on a per diem basis for each day from the first day of such interruption until Premises is no longer unusable for the conduct of LESSEE's business and LESSOR has delivered notice thereof to LESSEE. The remedies provided to LESSEE herein are in addition to all other remedies available to LESSEE under this Lease, at law or in equity.



          (e) LESSEE and LESSOR each hereby represents and warrants that it has full right, power and authority to enter into this Lease and that the person executing this Lease on behalf of LESSEE and LESSOR, respectively, is duly authorized to do so.



          (f) The captions of this Lease are for convenience of reference only, and in no way define, limit or describe the scope or intent of this Lease or in any way affect this Lease.

          (g) LESSEE and LESSOR each represents and warrants to the other party that such party has had no dealings or negotiations with any broker or agent in connection with this Lease. LESSEE and LESSOR each hereby indemnifies and holds the other party harmless of and from any claims, actions, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees, and disbursements) that may arise from any claim for a brokerage commission or finder's fee by any person, firm or corporation claiming through the indemnifying party. This paragraph shall survive the expiration or sooner termination of this Lease.



          (h) The payment by LESSEE of any item of rent or performance of any obligation of LESSEE hereunder with knowledge of any breach of any covenant of this Lease by LESSOR shall not be deemed a waiver thereof, and payment or performance of the same by LESSEE shall be without prejudice to LESSEE's right to pursue any remedy against LESSOR provided for at law or in this Lease.



          (i) This Lease may be executed in counterparts, all of which taken together shall constitute one and the same original, and the execution of separate counterparts by LESSEE and LESSOR shall bind LESSEE and LESSOR as if they had executed the same counterparts.



          (j) LESSEE may place signs on Premises subject to LESSOR's prior written consent not to be unreasonably withheld. Such signs shall comply with local signage regulations.



          (k) Each party shall, at any time and from time to time, execute, acknowledge and deliver such further instruments and documents and take such other actions as may be reasonably requested by the other in order to carry out the intent and purposes of this Lease.



          (1) LESSOR shall use its best efforts to minimize any interference with the conduct of LESSEE's business at Premises, including without limitation, by the operation of LESSOR's business on LESSOR's property.

        IN WITNESS WHEREOF, the parties have set their hands this 29th day of August, 1997.



                                      LESSOR:



Signed and delivered                  THE ANDERSONS, INC
in the presence of:


/s/Julie Ann Dibble                   By: /s/ Clim J Anderson
-----------------------------------      -------------------------------------
/s/ Elizabeth J. Hall                 Title: Pres PMG
-----------------------------------         ----------------------------------

Signed and delivered                  LESSEE:
in the presence of:                   ------

/s/ Linda Fisher                      WINDY HILL PET FOOD COMPANY
-----------------------------------                              ------------
                                      By: /s/
-----------------------------------      -------------------------------------
                                      Title:  V.P. Finance
                                            ----------------------------------

STATE OF OHIO         )
COUNTY OF LUCAS       ) ss:



Before me, a Notary Public in and for said State and County, personally appeared Chris Anderson, the President, Processing & Manufacturing Group of The Andersons, Inc., an Ohio corporation, who acknowledged that he being thereunto duly authorized, did sign the foregoing instrument in behalf of said corporation and by authority of its board of directors on behalf of the corporation and that the same is the free act and deed of said officer and of said corporation.



IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 29th day of August, 1997.


(SEAL)                              /s/ Julie Ann Dibble
                                    --------------------
                                    Notary Public
                                    JULIE ANN DIBBLE
                                    Notary public, State of Ohio
                                    My Commission Expires 8-20-2000



STATE OF TENNESSEE       )

COUNTY OF WILLIAMSON     ) ss:



Before me, a Notary Public in and for said State and County, personally appeared Don Gadd, the Vice President, Finance, of Windy Hill Pet Food Company, Inc., a Minnesota corporation, who acknowledged' that he being thereunto duly authorized, did sign the foregoing instrument in behalf of said corporation and by authority of its board of directors on behalf of the corporation and that the same is the free act and deed of said officer and of said corporation.



IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 2nd day of September, 1997.


(SEAL)                              /s/ Sally Peltz
                                    ---------------
                                    Notary Public



                                          My Commission Expires May 11,1999

                                   EXHIBIT A

                                      MAP

EXHIBIT B
ASSETS BEING LEASED TO WINDY HILL


366     2932      BUILDINGS          0100021866         BULK & BAGGED FEED STOR & SHIP
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100021867         BULK & BAGGED FEED STOR & SHIP
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100022067         CONTROL ROOM ADDITION
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100021967         SPRINKLER SYSTEM
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100021868         BULK & BAGGED FEED STOR & SHIP
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100022068         CONTROL ROOM ADDITION
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100021968         SPRINKLER SYSTEM
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100021869         BULK & BAGGED FEED STOR & SHIP
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100022170         ADDTN'L BLDG  DUMP SINK @ COR
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100207971         GRINDING HOUSE ADDTN'L STORAGE
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100327972         SYSTEM STORING BULK INGREDIENT
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834577         BOILER ROOM BLDG TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835477         CONCRETE BLOCK WALLS
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100836777         DIRECT ANDERSONS CHARGES
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835277         ELECT - BUILDING TEI # 85001
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834877         ELECTRIC ROOM TEI JOB #40801
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835677         ELECTRICAL TEI JOB #96111
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834977         EMPLOYEE ROOM TEI JOB #41002
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835077         EXTRUDER ROOM TEI JOB #41602
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835177         FREIGHT ELEVATOR TEI JOB # 65002
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834677         MIL CONTROL ROOM TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834277         MILL BUILDING TEI JOB #25001
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834377         MILL EXTENSION BLDG TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834077         MILL EXTENSION FDN TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100823977         MILL FOUNDATION TEI JOB # 1002-1
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835377         MULTIPLE BLDG  SUBCONTRACT
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100823877         RECEIVING TUNNEL JOB #9002
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835577         SUSPENDED CEILING TEI JOB #96103
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834777         TRUCK LOAD-OUT OFFICE TEI JOB
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834177         TRUCK SCALE FDN TEI JOB # 18031
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834477         WAREHOUSE BUILDING TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100836778         DIRECT ANDERSONS CHARGES
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835278         ELECTRICAL - BUILDING
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835678         ELECTRICAL TEI JOB # 96111
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834978         EMPLOYEE ROOM TEI JOB #41002
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100881978         EXTERNAL PAINTING TEI JOB #9610
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100881878         GLASS & GLAZING TEI JOB # 96105
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100882078         INSULATION TEI#96125 J0B#700
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834278         MILL BUILDING TEI JOB #25001
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100834378         MILL EXTENSION BLDG TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835378         MULTIPLE BLDG  SUBCONTRACT
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100882178         VENTS TEI JOB #26020 JOB # 700
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100835679         ELECTRICAL TEI
-------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100882079         INST INSULATION ON INSIDE N.W.
-------------------------------------------------------------------------------------------------------

EXHIBIT B
ASSETS BEING LEASED TO WINDY HILL

306     2932      BUILDINGS          0100894079         OVERHEAD GARAGE DOOR W/INSTALL
--------------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0100987680         INST EMERGENCY EXIT ON SOUTH
--------------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0101002280         INST HEATING EXIT ON SOUTH
--------------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0101113483         CONSRUCT CANOPY OVER FEEDMILL
--------------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0101113283         NEW ROOF OVER EXTRUDER ROOM
--------------------------------------------------------------------------------------------------------------
306     2932      BUILDINGS          0101113383         NEW ROOF OVER OLD FEEDMILL WHSE
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100022769         BULK PROPANE TANK
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100368972         9104-04 MELROE BOBCAT LOADER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100416874         10 FENWALL EXTINGUISHERS
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100505574         TYLER PORTABLE SIEVE SHAKER W/
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100796176         ULTRAVIOLET LAMP
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836677         DIRECT ANDERSON CHARGES
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836077         MACHINERY GEN. ITEMS TEI# 50
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836577         MACH. INSTALLATION TEI# 96120
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836177         RECEIVING MACHINERY TEI# 51
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100835877         SUMP PUMP-MILL FOUNDATION TEI
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100835777         SUMP PUMP-REC. TUNNEL TEI#
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836277         TRUCK LOAD-OUT MACH TEI# 64001
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100835977         TRUCK SCALE TEI#33001-33006
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836478         AIR COMPRESSOR, PLUMBING, ETC
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100823278         CENCO INFRARED MOIST. BAL.#266
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100845178         COMPACT BENCH SCALE 1000 LB CP
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100881578         CONTROL PANELS TEI JOB#65003
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836678         DIRECT ANDERSON CHARGES
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100840578         FENWAL PROTECT FOR FEED GRINDG
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100841178         LINCOLN LUBRIGUN W/PUMP, DRUM
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836078         MACHINERY GEN. ITEMS TEI# 500
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100817578         MILL. WILEY NO.4 MOTOR DRIVEN
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836178         RECEIVING MACHINERY TEI# 5100
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100839678         ROLL-EZY ROLLING LADDER,12 STP
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836278         TRUCK LOAD-OUT MACH TEI#64001
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100835978         TRUCKSCALE TEI#33001-33006
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100940379         INSULATION OF PIPES
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100836079         MACHINERY GENERAL ITEMS
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100822879         PRODUCTION CONTROL CENTER FIRE
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100945480         AIR OPERATED BIN HOIST ASSEMBL
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100910380         CATWALKS, LADDERS, STAIRS
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100896480         ELECT DEMAND METERS-COMPONENTS
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100962880         EVA. OF TOTAL FEED MILL AIR SY
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100974780         EXTEND COMPRESSED AIR SERVICE
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100988480         MOTOROLA PAGER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100988580         MOTOROLA PAGER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100995480         MOTOROLA POCKET PAGER
----------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100993780         MOTOROLA POCKET PAGER
----------------------------------------------------------------------------------------------------------------

EXHIBIT B
ASSETS BEING LEASED TO WINDY HILL

306     2942      MACH & EQP         0100940680         PLATFORM AT BIN 34 & BIN 35
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100958580         PORTA POWER-PORT HYDRAUL JACK
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100913680         ROTATE HEAD SECTION OF LEG #1
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100913680         THREE TRASH BUGGIES
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0100946980         TWO 2-WAY RADIOS @ 1960.16 EA
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & E P         0101037781         BLACK & DECKER SUPER GRINDER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101021381         INST ACCESS PLATFORM FOR SCREW
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101022181         INST INSPECTION DRS W/SAFETY
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101038581         INST NEW SPOUTING & GATES FR
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101002081         INSTALL SAFETY SHUTOFF SWITCH
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101022081         PETFOOD BIN #43 TO PACKER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101007981         PURCH & INSTL NEW AIR COMPRESS
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101029881         REPL 15 HP MOTOR ON BULK LOAD-
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101037681         SNAP-ON #CG2500 BSB PULLER SET
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101106983         1  1/2 TON AIR HOIST IN MIL BSM
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101106883         1/2 TON AIR HOIST IN EXTRUDER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101088783         BADGER 2" TURBOMETER FOR BOILR
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101088683         BADGER 2" TURBOMETER FOR BOILER
--------------------------------------------------------------------------------------------------------------
306     2942      MACH & EQP         0101106783         DRILL PRESS FOR FEED MAINTENNC
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100027966         BULK & BAGGED FEED STOR & SHIP
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100027967         BULK & BAG FEED STOR & SHIPPNG
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100027968         BULK & BAG FEED STOR & SHIPPNG
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100027969         BULK & BAG FEED STOR & SHIPPNG
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100307471         ADD'TL MACH - BAGGING LINE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100205171         BENCH SCALE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100307472         ADD'TL MACH - BAGGING LINE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100328072         SYSTEM STORING BULK INGREDIENT
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100328073         SYSTEM STORING BULK INGREDIENT
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837477         BAGGING MACHINERY TEI#63001
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100838277         DIRECT ANDERSON CHARGES
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837377         EXTRUDING MACHINERY
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837177         FORMULATION MACHINERY
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837977         FUEL OIL & PROPANE SYSTEM
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837877         HOT WATER SYSTEM TEI# 72010
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837677         MECHANICAL GEN. ITEMS
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100838077         MISC. LIQUIDS SYSTEMS TEI#
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100838177         PROCESS PIPING  TEI# 96123
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837777         STEAM EQUIPMENT TEI# 71001-
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837478         BAGGING MACHINERY TEI# 63001-
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100838278         DIRECT ANDERSON CHARGES
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837378         EXTRUDING MACHINERY TEI#55001
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837178         FORMULATION MACHINERY
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837678         MECHANICAL GEN ITEMS TEI#70001
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100838078         MISC. LIQUID SYSTEMS TEI #74001
--------------------------------------------------------------------------------------------------------------

EXHIBIT B
ASSETS BEING LEASED TO WINDY HILL

306     2950      PROCESSNG          0100838178         PROCESS PIPING TEI#96123
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100837778         STEAM EQUIPMENT TEI#71001-7103
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100882678         TOLEDO SCALE COMPUTER SYSTEM
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100856878         VIBRA SCREW BIN ACTIVATORS FOR
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100910479         CHANGES TO 5 & 10 LB BAG LINE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100940479         CHANGES TO MIXER
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100893979         EXTRUDER ROOM EXHAUST FAN
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100901279         FINAL SCREENG SHAKER-BULK LOAD
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100926179         FINAL SCREENING SHAKER-FABRI
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100926279         FINAL SCREENING SHAKER-FABRIC
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100896579         MODIFICATION OF LIQUID SYSTEM
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100882679         TOLEDO SCALE COMPUTER SYSTEM
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100888979         WENGER FEED SYS & PRE-CONDITNR
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100977380         DESIGN, FABRICATE-INSTALL NEW
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100901280         FINAL SCREENG SHAKER-BULK LOAD
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100976780         INST HIGH-LEVEL CUT-OFF ON FAT
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100901080         INST SPOUT MAGNETS FOR BAGGING
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100948080         INSTALL BIN AERATION SYSTEM IN
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100977280         INSTALL NEW SURGE TANK IN MAIN
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100947480         REDESIGN FINES CONVEYOR TO THE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100994980         REPL 15 H.P. MOTORS W/10 H.P.
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100947580         REROUTE SPOUTING FROM BINS 54,
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100913780         SYS TO RETURN MATERIAL FR MIXR
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100882681         COMPLETE TOLEDO SCALE COMPUTER
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101026381         INST HI-AMP STOP SWITCH ON PET
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101031981         INST SPLIT SPOUT DISCHARGE FRM
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101002181         INST TEMPERATURE & FEED RATE
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100948081         INSTALL BIN AERATION SYSTEM IN
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101021481         REPL VARIABLE SPEED DRIVE ON
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0100994981         REPLACE 15 H.P. MOTORS W/10 H.
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101029781         REVISE MOTOR THERMAL DETECTOR
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101069382         BEMIS AUTOMATIC BAG PLACER
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101069682         INST NEW SEPARATE STACK- #2
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101065782         NEW BOILER & FEED PUMP PURCH &
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101069483         DESIGN & INST NEW PROCESS WATR
--------------------------------------------------------------------------------------------------------------
306     2950      PROCESSNG          0101148383         INSULATE ALL 2" (AND LARGER) S
--------------------------------------------------------------------------------------------------------------
306     2962      POLL CONT          0100836377         DUST COLLECTION SYSTEM
--------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C

                                      MAP

                               ADDENDUM TO LEASE


     This Addendum to Lease dated this __ day of __, 1997 is by and between The Andersons, Inc. ("LESSOR") and Windy Hill Pet Food Company, Inc. ("LESSEE").

      1. LESSOR hereby gives, grants and conveys to LESSEE the nonexclusive right and easement for access, use, ingress and egress to and from the parking areas, driveways, roadways, curbcuts and entrances of the property contiguous and adjacent to Premises (hereinafter "Andersons Property" which is further described in Exhibit A attached hereto) for use by vehicular and pedestrian traffic by LESSEE'S customers, invitees, employees, agents, servants and independent contractors in common with others. LESSOR shall not obstruct or block any such access, ingress or egress nor the visibility or sight line of Premises by any improvements within a 200 foot radius of Premises except temporarily for repairs or construction or for brief time periods because of rail traffic. LESSOR shall endeavor to minimize same. This provision shall be a covenant running with the land.



WITNESSED:  LESSOR:

/s/ Julie Dibble                                   THE ANDERSONS, INC
________________________________              /s/ Chris J. Anderson
/s/ Elizabeth J. Hall                    By: _________________________________
________________________________                President PMG
(As to Lessor)                           Title _______________________________

                                         LESSEE:

                                         WINDY HILL PET FOOD COMPANY, INC.

/s/Linda Fisher                           /s/
______________________________     By: __________________________________

______________________________             V. P. Finance
(As to Lessee)                     Title: ________________________________

                                   EXHIBIT A

                                      MAP

                                       26